AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

Variable Account A

SUPPLEMENT TO THE OVATION PLUS VARIABLE ANNUITY PROSPECTUS

Dated May 1, 2002

This supplement replaces all previous supplements.

The one-year "Guaranteed Account" fixed account option is not available for investment at this time.

The minimum initial investment for both qualified and non-qualified contracts is $2,000.

Date: October 15, 2002

Please keep this Supplement with your Prospectus.